Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:
Gina Sorice	Tom Barth
Media Relations	Investor Relations
Akamai Technologies	Akamai Technologies
646-320-4107	617-274-7130
gsorice@akamai.com	tbarth@akamai.com

AKAMAI REPORTS THIRD QUARTER 2019 FINANCIAL RESULTS

Third quarter revenue of $710 million, up 6% year-over-year and up 7% when adjusted for foreign exchange*

Cloud Security Solutions revenue grew 28% year-over-year and 29% when adjusted for foreign exchange*

GAAP EPS of $0.84, up 31% year-over-year, and non-GAAP EPS* of $1.10, up 17% year-over-year

CAMBRIDGE, Mass. – October 28, 2019 – Akamai (NASDAQ: AKAM), the intelligent edge platform for securing and delivering digital experiences, today reported financial results for the third quarter ended September 30, 2019.

“Akamai delivered another strong quarter, with revenue, margin and earnings exceeding our expectations. Security product revenue grew 29% when adjusted for foreign exchange and we saw continued strong traffic growth on the Akamai Edge platform," said Dr. Tom Leighton, Akamai's Chief Executive Officer. “We believe we are well-positioned for a strong finish to 2019 and reiterate our commitment to achieve a 30% operating margin in 2020, while continuing to invest in innovation and new products to drive future growth.”

Akamai delivered the following financial results for the third quarter ended September 30, 2019:

Revenue: Revenue was $710 million, a 6% increase over third quarter 2018 revenue of $670 million and a 7% increase when adjusted for foreign exchange.*

Revenue by Division(1):

•	Web Division revenue was $390 million, up 9% year-over-year and up 10% when adjusted for foreign exchange*

•	Media and Carrier Division revenue was $320 million, up 2% year-over-year and up 3% when adjusted for foreign exchange*

Revenue from Cloud Security Solutions(2):

•	Cloud Security Solutions revenue was $216 million, up 28% year-over-year and up 29% when adjusted for foreign exchange*

Revenue from Internet Platform Customers(3):

•	Revenue from Internet Platform Customers was $44 million, up 2% year-over-year and when adjusted for foreign exchange*

•	Revenue excluding Internet Platform Customers was $666 million, up 6% year-over-year and up 7% when adjusted for foreign exchange*

Revenue by Geography:

•	U.S. revenue was $413 million, consistent year-over-year

•	International revenue was $297 million, up 15% year-over-year and up 18% when adjusted for foreign exchange*

Third quarter 2019 item: Third quarter year-over-year growth rates for GAAP and non-GAAP income from operations, net income and EPS in the paragraphs below were benefited by $8 million, or $6 million net of tax and $0.04 per share, from a change in estimated useful lives of some network assets due to software and hardware initiatives undertaken to manage Akamai's global network more efficiently. These network assets, primarily comprised of servers, are now amortized over 5 years, from 4 years, beginning on January 1, 2019.

Income from operations: GAAP income from operations was $143 million, a 23% increase from third quarter 2018. GAAP operating margin for the third quarter was 20%, up 3 percentage points from the same period last year.

Non-GAAP income from operations* was $208 million, a 15% increase from third quarter 2018. Non-GAAP operating margin* for the third quarter was 29%, up 2 percentage points from the same period last year.

Net income: GAAP net income was $138 million, a 28% increase from third quarter 2018. Non-GAAP net income* was $181 million, a 14% increase from third quarter 2018.

EPS: GAAP EPS was $0.84 per diluted share, a 31% increase from third quarter 2018 and a 33% increase when adjusted for foreign exchange.* Non-GAAP EPS was $1.10 per diluted share, a 17% increase from third quarter 2018 and a 18% increase when adjusted for foreign exchange.*

Adjusted EBITDA*: Adjusted EBITDA was $301 million, a 10% increase from third quarter 2018. Adjusted EBITDA margin* for the third quarter was 42%, up 1 percentage points from the same period last year.

Supplemental cash information: Cash from operations for the third quarter of 2019 was $294 million, or 41% of revenue. Cash, cash equivalents and marketable securities was $2.3 billion as of September 30, 2019.

Share repurchases: Akamai spent $176 million in the third quarter of 2019 to repurchase 2.0 million shares of its common stock at an average price of $87.55 per share. The Company had 162 million shares of common stock outstanding as of September 30, 2019.

*	See Use of Non-GAAP Financial Measures below for definitions

(1)    Revenue by Division – A customer-focused reporting view that reflects revenue from customers that are managed by the division

(2)	Revenue from Cloud Security Solutions – A product-focused reporting view that reflects revenue from Cloud Security Solutions separately from all other solution categories

(3)	Revenue from Internet Platform Customers – Revenue from six customers that are large Internet platform companies: Amazon, Apple, Facebook, Google, Microsoft and Netflix

Quarterly Conference Call
Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-844-578-9671 (or 1-508-637-5655 for international calls) and using passcode 2787693. A live webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for two weeks following the conference by calling 1-855-859-2056 (or 1-404-537-3406 for international calls) and using passcode 2787693. The archived webcast of this event may be accessed through the Akamai website.

About Akamai
Akamai secures and delivers digital experiences for the world’s largest companies. Akamai’s intelligent edge platform surrounds everything, from the enterprise to the cloud, so customers and their businesses can be fast, smart and secure. Top brands globally rely on Akamai to help them realize competitive advantage through agile solutions that extend the power of their multi-cloud architectures. Akamai keeps decisions, apps and experiences closer to users than anyone – and attacks and threats far away. Akamai’s portfolio of edge security, web and mobile performance, enterprise access and video delivery solutions is supported by unmatched customer service, analytics and 24/7/365 monitoring. To learn why the world’s top brands trust Akamai, visit www.akamai.com, blogs.akamai.com, or @Akamai on Twitter.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	September 30, 2019 (1)	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$738,462	$1,036,455
Marketable securities	831,749	855,650
Accounts receivable, net	516,657	479,889
Prepaid expenses and other current assets	167,040	163,360
Total current assets	2,253,908	2,535,354
Marketable securities	734,116	209,066
Property and equipment, net	1,079,914	910,618
Operating lease right-of-use assets	349,155	—
Acquired intangible assets, net	166,407	168,348
Goodwill	1,583,479	1,487,404
Deferred income tax assets	39,321	34,913
Other assets	151,134	116,067
Total assets	$6,357,434	$5,461,770
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$108,187	$99,089
Accrued expenses	304,333	328,304
Deferred revenue	98,842	69,083
Convertible senior notes	—	686,552
Operating lease liabilities	86,959	—
Other current liabilities	4,202	27,681
Total current liabilities	602,523	1,210,709
Deferred revenue	4,526	4,557
Deferred income tax liabilities	21,797	19,624
Convertible senior notes	1,823,448	874,080
Operating lease liabilities	296,750	—
Other liabilities	106,790	160,940
Total liabilities	2,855,834	2,269,910
Total stockholders' equity	3,501,600	3,191,860
Total liabilities and stockholders' equity	$6,357,434	$5,461,770

(1)
On January 1, 2019, Akamai adopted the new lease accounting standard on a modified retrospective basis by applying the new standard to its lease portfolio as of January 1, 2019, while continuing to apply legacy guidance in the comparative periods. Adoption of the standard required Akamai to record right-of-use assets and lease liabilities for its operating leases related to real estate and co-location arrangements. The adoption of the standard also resulted in elimination of related accrued expenses and deferred rent liabilities, as of January 1, 2019, that are now included in the new lease balances.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Nine Months Ended
(in thousands, except per share data)	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Revenue	$709,912	$705,074	$669,628	$2,121,494	$2,001,111
Costs and operating expenses:
Cost of revenue(1) (2)	246,938	242,193	239,246	729,874	709,558
Research and development(1)	64,887	61,439	61,049	192,467	185,823
Sales and marketing(1)	122,258	135,106	125,323	383,640	379,556
General and administrative(1) (2)	123,216	120,116	119,911	366,167	444,502
Amortization of acquired intangible assets	9,624	9,648	8,294	28,871	25,019
Restructuring (benefit) charges	(300)	790	(732)	6,879	14,442
Total costs and operating expenses	566,623	569,292	553,091	1,707,898	1,758,900
Income from operations	143,289	135,782	116,537	413,596	242,211
Interest income	7,908	6,410	9,258	22,953	19,632
Interest expense	(12,127)	(8,446)	(14,566)	(32,689)	(28,620)
Other expense, net	(752)	(578)	(459)	(819)	(3,207)
Income before provision for income taxes	138,318	133,168	110,770	403,041	230,016
Benefit (provision) for income taxes	960	(19,253)	(3,187)	(42,718)	(25,658)
Loss from equity method investment	(1,388)	—	—	(1,388)	—
Net income	$137,890	$113,915	$107,583	$358,935	$204,358

Net income per share:
Basic	$0.85	$0.70	$0.65	$2.20	$1.21
Diluted	$0.84	$0.69	$0.64	$2.18	$1.20

Shares used in per share calculations:
Basic	162,445	163,407	165,924	163,029	168,763
Diluted	164,558	165,019	167,900	164,788	170,732

(1)	Includes stock-based compensation (see supplemental table for figures)

(2)	Includes depreciation and amortization (see supplemental table for figures)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Cash flows from operating activities:
Net income	$137,890	$113,915	$107,583	$358,935	$204,358
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	110,604	106,065	107,833	324,874	318,226
Stock-based compensation	46,815	48,142	46,632	140,262	138,815
(Benefit) provision for deferred income taxes	(27)	15,626	25,022	24,581	12,906
Amortization of debt discount and issuance costs	11,133	8,010	14,085	30,761	27,844
Restructuring-related software charges	—	—	—	—	2,818
Other non-cash reconciling items, net	2,598	1,301	1,345	3,778	9,360
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(17)	5,639	3,278	(38,144)	(13,611)
Prepaid expenses and other current assets	11,624	(10,258)	(10,662)	(11,663)	(2,084)
Accounts payable and accrued expenses	19,787	32,577	35,012	(33,002)	7,921
Deferred revenue	(11,259)	(1,313)	(5,625)	16,714	23,927
Other current liabilities	(3,111)	(9,266)	(3,625)	(21,850)	2,030
Other non-current assets and liabilities	(32,213)	7,491	(10,397)	(22,643)	(10,338)
Net cash provided by operating activities	293,824	317,929	310,481	772,603	722,172
Cash flows from investing activities:
Cash received (paid) for acquired businesses, net of cash acquired	—	55	—	(121,409)	(79)
Cash received (paid) for equity method investment	—	4,205	—	(36,008)	—
Purchases of property and equipment and capitalization of internal-use software development costs	(149,072)	(133,349)	(86,698)	(424,850)	(288,407)
Purchases of short- and long-term marketable securities	(981,805)	(381,133)	(314,200)	(1,373,563)	(782,086)
Proceeds from sales and maturities of short- and long-term marketable securities	229,796	101,493	254,450	879,326	395,016
Other non-current assets and liabilities	(342)	(698)	(2,199)	1,895	(2,678)
Net cash used in investing activities	(901,423)	(409,427)	(148,647)	(1,074,609)	(678,234)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS, continued

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Cash flows from financing activities:
Proceeds from the issuance of convertible senior notes	1,135,629	—	(437)	1,135,629	1,132,185
Proceeds from the issuance of warrants	185,150	—	—	185,150	119,945
Purchase of note hedge related to convertible senior notes	(312,225)	—	—	(312,225)	(261,740)
Repayment of convertible senior notes	—	—	—	(690,000)	—
Proceeds from the issuance of common stock under stock plans	14,432	8,998	18,394	43,204	52,497
Employee taxes paid related to net share settlement of stock-based awards	(11,160)	(11,317)	(10,837)	(61,116)	(52,145)
Repurchases of common stock	(175,541)	(81,375)	(440,413)	(291,788)	(625,925)
Other non-current assets and liabilities	—	—	(241)	(1,558)	(5,085)
Net cash provided by (used in) financing activities	836,285	(83,694)	(433,534)	7,296	359,732
Effects of exchange rate changes on cash, cash equivalents and restricted cash	(5,328)	1,077	(68)	(2,650)	(11,528)
Net increase (decrease) in cash, cash equivalents and restricted cash	223,358	(174,115)	(271,768)	(297,360)	392,142
Cash, cash equivalents and restricted cash at beginning of period	516,269	690,384	978,339	1,036,987	314,429
Cash, cash equivalents and restricted cash at end of period	$739,627	$516,269	$706,571	$739,627	$706,571

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY DIVISION

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2019	June 30, 2019	September 30, 2018 (1)	September 30, 2019	September 30, 2018 (1)
Web Division	$390,223	$380,374	$357,255	$1,146,872	$1,062,376
Media and Carrier Division	319,689	324,700	312,373	974,622	938,735
Total revenue	$709,912	$705,074	$669,628	$2,121,494	$2,001,111
Revenue growth rates year-over-year:
Web Division	9%	8%	8%	8%	12%
Media and Carrier Division	2	4	6	4	7
Total revenue	6%	6%	7%	6%	9%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Web Division	10%	10%	9%	10%	10%
Media and Carrier Division	3	6	7	5	6
Total revenue	7%	8%	8%	8%	8%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE FROM CLOUD SECURITY SOLUTIONS

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2019	June 30, 2019	September 30, 2018 (3)	September 30, 2019	September 30, 2018 (3)
Cloud Security Solutions	$215,916	$204,811	$168,652	$610,820	$473,978
CDN and other solutions	493,996	500,263	500,976	1,510,674	1,527,133
Total revenue	$709,912	$705,074	$669,628	$2,121,494	$2,001,111

Revenue growth rates year-over-year:
Cloud Security Solutions	28%	32%	37%	29%	35%
CDN and other solutions	(1)	(1)	—	(1)	3
Total revenue	6%	6%	7%	6%	9%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Cloud Security Solutions	29%	34%	38%	31%	34%
CDN and other solutions	(1)	—	1	—	2
Total revenue	7%	8%	8%	8%	8%

(1) As of January 1, 2019, Akamai reassigned some of its customers from the Media and Carrier Division to the Web Division and revised historical results in order to reflect the most recent categorization and to provide a comparable view for all periods presented. As the purchasing patterns and required account expertise of customers change over time, Akamai may reassign a customer's division from one to another.
(2) See Use of Non-GAAP Financial Measures below for a definition
(3) As of January 1, 2019, Akamai updated its methodology for allocating revenue to specific solutions when solutions are sold as a bundle. Revenue amounts were reassigned from CDN and other solutions revenue to Cloud Security Solutions revenue as a result of this change and historical results were revised in order to reflect the most recent allocation methodologies and to provide a comparable view for all periods presented.

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE FROM INTERNET PLATFORM CUSTOMERS

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Revenue from Internet Platform Customers	$44,156	$46,259	$43,086	$137,501	$131,539
Revenue excluding Internet Platform Customers	665,756	658,815	626,542	1,983,993	1,869,572
Total revenue	$709,912	$705,074	$669,628	$2,121,494	$2,001,111
Revenue growth rates year-over-year:
Revenue from Internet Platform Customers	2%	5%	(15)%	5%	(14)%
Revenue excluding Internet Platform Customers	6	6	9	6	11
Total revenue	6%	6%	7%	6%	9%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(1):
Revenue from Internet Platform Customers	2%	5%	(15)%	5%	(14)%
Revenue excluding Internet Platform Customers	7	8	10	8	10
Total revenue	7%	8%	8%	8%	8%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY GEOGRAPHY

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
U.S.	$413,116	$416,859	$412,573	$1,248,175	$1,249,041
International	296,796	288,215	257,055	873,319	752,070
Total revenue	$709,912	$705,074	$669,628	$2,121,494	$2,001,111
Revenue growth rates year-over-year:
U.S.	—%	1%	—%	—%	3%
International	15	15	21	16	21
Total revenue	6%	6%	7%	6%	9%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(1):
U.S.	—%	1%	—%	—%	3%
International	18	20	24	20	18
Total revenue	7%	8%	8%	8%	8%

(1) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL OPERATING EXPENSE DATA

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
General and administrative expenses:
Payroll and related costs	$47,892	$47,705	$46,866	$145,248	$145,634
Stock-based compensation	12,825	14,565	13,054	40,018	40,245
Depreciation and amortization	19,269	18,778	18,646	56,420	59,741
Facilities-related costs	21,413	21,042	21,567	63,478	63,891
Provision for doubtful accounts	623	915	652	2,338	1,593
Acquisition-related costs	219	524	329	1,194	1,972
Legal and stockholder matter costs	—	—	—	—	23,091
License of patent	—	(4,452)	(4,310)	(8,855)	(12,791)
Endowment of Akamai Foundation	—	—	—	—	50,000
Professional fees and other expenses	20,975	21,039	23,107	66,326	71,126
Total general and administrative expenses	$123,216	$120,116	$119,911	$366,167	$444,502

General and administrative expenses–functional(1):
Global functions	$47,731	$49,462	$46,680	$146,661	$149,830
As a percentage of revenue	7%	7%	7%	7%	7%
Infrastructure	74,643	72,332	74,009	219,302	228,256
As a percentage of revenue	11%	10%	11%	10%	11%
Other	842	(1,678)	(778)	204	66,416
Total general and administrative expenses	$123,216	$120,116	$119,911	$366,167	$444,502
As a percentage of revenue	17%	17%	18%	17%	22%

Stock-based compensation:
Cost of revenue	$5,555	$5,793	$5,494	$16,917	$16,343
Research and development	12,842	12,044	11,249	36,943	32,684
Sales and marketing	15,593	15,740	16,835	46,384	49,543
General and administrative	12,825	14,565	13,054	40,018	40,245
Total stock-based compensation	$46,815	$48,142	$46,632	$140,262	$138,815

(1) Global functions expense includes payroll, stock-based compensation and other employee-related costs for administrative functions, including finance, purchasing, order entry, human resources, legal, information technology and executive personnel, as well as third-party professional service fees. Infrastructure expense includes payroll, stock-based compensation and other employee-related costs for our network infrastructure functions, as well as facility rent expense, depreciation and amortization of facility and IT-related assets, software and software-related costs, business insurance and taxes. Our network infrastructure function is responsible for network planning, sourcing, architecture evaluation and platform security. Other expense includes acquisition-related costs, provision for doubtful accounts, the license of a patent, legal and stockholder matter costs, transformation costs, and the endowment to the Akamai Foundation.

AKAMAI TECHNOLOGIES, INC.
OTHER SUPPLEMENTAL DATA

	Three Months Ended			Nine Months Ended
(in thousands, except end of period statistics)	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Depreciation and amortization:
Network-related depreciation(1)	$31,840	$29,394	$36,883	$91,402	$112,866
Capitalized internal-use software development amortization	41,842	40,640	36,822	123,739	101,312
Other depreciation and amortization	18,843	18,333	18,259	55,124	58,594
Depreciation of property and equipment	92,525	88,367	91,964	270,265	272,772
Capitalized stock-based compensation amortization	7,500	7,271	6,647	22,866	18,062
Capitalized interest expense amortization	955	779	928	2,872	2,373
Amortization of acquired intangible assets	9,624	9,648	8,294	28,871	25,019
Total depreciation and amortization	$110,604	$106,065	$107,833	$324,874	$318,226

Capital expenditures, excluding stock-based compensation and interest expense(2)(3):
Purchases of property and equipment	$104,345	$99,614	$76,070	$284,294	$155,482
Capitalized internal-use software development costs	49,754	52,955	49,122	152,194	147,407
Total capital expenditures, excluding stock-based compensation and interest expense	$154,099	$152,569	$125,192	$436,488	$302,889

End of period statistics:
Number of employees	7,579	7,434	7,574

(1) As of January 1, 2019, due to the software and hardware initiatives undertaken to manage global network more efficiently, Akamai changed the estimated useful life of its network assets, primarily servers, from 4 years to 5 years. This prospective change decreased depreciation expense in the first nine months of 2019, as compared to the comparative periods presented in 2018.
(2) Capital expenditures presented in this table are reported on an accrual basis, which differs from the cash-basis presentation in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.
(3) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS AND NET INCOME

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Income from operations	$143,289	$135,782	$116,537	$413,596	$242,211
GAAP operating margin	20%	19%	17%	19%	12%
Amortization of acquired intangible assets	9,624	9,648	8,294	28,871	25,019
Stock-based compensation	46,815	48,142	46,632	140,262	138,815
Amortization of capitalized stock-based compensation and capitalized interest expense	8,455	8,050	7,575	25,738	20,435
Restructuring (benefit) charges	(300)	790	(732)	6,879	14,442
Acquisition-related costs	219	524	329	1,194	1,972
Legal and stockholder matter costs	—	—	—	—	23,091
Endowment of Akamai Foundation	—	—	—	—	50,000
Transformation costs	—	1,336	2,552	5,527	2,552
Operating adjustments	64,813	68,490	64,650	208,471	276,326
Non-GAAP income from operations	$208,102	$204,272	$181,187	$622,067	$518,537
Non-GAAP operating margin	29%	29%	27%	29%	26%

Net income	$137,890	$113,915	$107,583	$358,935	$204,358
Operating adjustments (from above)	64,813	68,490	64,650	208,471	276,326
Amortization of debt discount and issuance costs	11,133	8,010	14,085	30,761	27,844
Loss (gain) on investments	—	250	(519)	(440)	1,481
Loss from equity method investment	1,388	—	—	1,388	—
Income tax-effect of above non-GAAP adjustments and certain discrete tax items	(34,631)	(14,454)	(27,958)	(61,389)	(73,432)
Non-GAAP net income	$180,593	$176,211	$157,841	$537,726	$436,577

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP NET INCOME PER DILUTED SHARE

	Three Months Ended			Nine Months Ended
(in thousands, except per share data)	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
GAAP net income per diluted share	$0.84	$0.69	$0.64	$2.18	$1.20
Amortization of acquired intangible assets	0.06	0.06	0.05	0.18	0.15
Stock-based compensation	0.28	0.29	0.28	0.85	0.81
Amortization of capitalized stock-based compensation and capitalized interest expense	0.05	0.05	0.05	0.16	0.12
Restructuring (benefit) charges	—	—	—	0.04	0.08
Acquisition-related costs	—	—	—	0.01	0.01
Legal and stockholder matter costs	—	—	—	—	0.14
Endowment of Akamai Foundation	—	—	—	—	0.29
Transformation costs	—	0.01	0.02	0.03	0.01
Amortization of debt discount and issuance costs	0.07	0.05	0.08	0.19	0.16
Loss (gain) on investments	—	—	—	—	0.01
Loss from equity method investment	0.01	—	—	0.01	—
Income tax effect of above non-GAAP adjustments and certain discrete tax items	(0.21)	(0.09)	(0.17)	(0.37)	(0.43)
Non-GAAP net income per diluted share	$1.10	$1.07	$0.94	$3.26	$2.56

Shares used in diluted per share calculations	164,558	165,019	167,900	164,788	170,732

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

	Three Months Ended			Nine Months Ended
(in thousands)	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Net income	$137,890	$113,915	$107,583	358,935	$204,358
Interest income	(7,908)	(6,410)	(9,258)	(22,953)	(19,632)
(Benefit) provision for income taxes	(960)	19,253	3,187	42,718	25,658
Depreciation and amortization	92,525	88,367	91,964	270,265	272,772
Amortization of capitalized stock-based compensation and capitalized interest expense	8,455	8,050	7,575	25,738	20,435
Amortization of acquired intangible assets	9,624	9,648	8,294	28,871	25,019
Stock-based compensation	46,815	48,142	46,632	140,262	138,815
Restructuring (benefit) charges	(300)	790	(732)	6,879	14,442
Acquisition-related costs	219	524	329	1,194	1,972
Legal and stockholder matter costs	—	—	—	—	23,091
Endowment of Akamai Foundation	—	—	—	—	50,000
Transformation costs	—	1,336	2,552	5,527	2,552
Interest expense	12,127	8,446	14,566	32,689	28,620
Loss (gain) on investments	—	250	(519)	(440)	1,481
Loss from equity method investment	1,388	—	—	1,388	—
Other expense, net	752	328	978	1,259	1,726
Adjusted EBITDA	$300,627	$292,639	$273,151	$892,332	$791,309
Adjusted EBITDA margin	42%	42%	41%	42%	40%

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. These non-GAAP financial measures are non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures and impact of foreign currency exchange rates, as discussed below.

Management believes that these non-GAAP financial measures reflect Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate Akamai's operating results and future prospects in the same manner as management. These non-GAAP financial measures may exclude expenses and gains that may be unusual in nature, infrequent or not reflective of Akamai's ongoing operating results.

The non-GAAP financial measures do not replace the presentation of Akamai's GAAP financial results and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. Akamai has provided a reconciliation of each non-GAAP financial measure used in its financial reporting and investor presentations to the most directly comparable GAAP financial measure. This reconciliation captioned “Reconciliation of GAAP to Non-GAAP Financial Measures” can be found on the Investor Relations section of Akamai's website.

The non-GAAP adjustments, and Akamai's basis for excluding them from non-GAAP financial measures, are outlined below:

•
Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and are unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results.

•
Stock-based compensation and amortization of capitalized stock-based compensation – Although stock-based compensation is an important aspect of the compensation paid to Akamai's employees, the grant date fair value varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies.

•
Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities. In addition, subsequent adjustments to Akamai's initial estimated amounts of contingent consideration and indemnification associated with specific acquisitions are included within acquisition-related costs. These amounts are impacted by the timing and size of the acquisitions. Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of Akamai's operating results to prior periods and to its peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions and do not reflect Akamai's core operations.

•
Restructuring charges – Akamai has incurred restructuring charges that are included in its GAAP financial statements, primarily related to workforce reductions and estimated costs of exiting facility lease commitments. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

•
Amortization of debt discount and issuance costs and amortization of capitalized interest expense – In August 2019, Akamai issued $1,150 million of convertible senior notes due 2027 with a coupon interest rate of 0.375%. In May 2018, Akamai issued $1,150 million of convertible senior notes due 2025 with a coupon interest rate of 0.125%. In February

2014, Akamai issued $690 million of convertible senior notes due 2019 with a coupon interest rate of 0%. The imputed interest rates of these convertible senior notes were 3.10%, 4.26% and 3.20%, respectively. This is a result of the debt discounts recorded for the conversion features that are required to be separately accounted for as equity under GAAP, thereby reducing the carrying value of the convertible debt instruments. The debt discounts are amortized as interest expense together with the issuance costs of the debt. The interest expense excluded from Akamai's non-GAAP results is comprised of these non-cash components and is excluded from management's assessment of the company's operating performance because management believes the non-cash expense is not representative of ongoing operating performance.

•
Gains and losses on investments – Akamai has recorded gains and losses from the disposition, changes to fair value and impairment of certain investments. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations and ongoing operating performance.

•
Legal and stockholder matter costs – Akamai has incurred losses related to the settlement of legal matters and costs from professional service providers related to a non-routine stockholder matter. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations.

•
Endowment of Akamai Foundation – During the second quarter of 2018, Akamai incurred a charge to endow the Akamai Foundation. Akamai believes excluding this amount from non-GAAP financial measures is useful to investors as this one-time expense is not representative of its core business operations.

•
Transformation costs – Akamai has incurred professional services fees associated with internal transformation programs designed to improve its operating margins and that are part of a planned program intended to significantly change the manner in which business in conducted. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events and activities giving rise to them occur infrequently and are not representative of Akamai's core business operations and ongoing operating performance.

•
Income and losses from equity method investment – Akamai records income or losses on its share of earnings and losses of its equity method investment. Akamai excludes such income and losses because it lacks control over the operations of the investment and the related income and losses are not representative of its core business operations.

•
Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as recording or releasing of valuation allowances), if any. Akamai believes that applying the non-GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations.

Akamai's definitions of its non-GAAP financial measures are outlined below:

Non-GAAP income from operations – GAAP income from operations adjusted for the following items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; amortization of capitalized interest expense; acquisition-related costs; restructuring charges; gains and losses on legal settlements; costs from professional service providers related to a non-routine stockholder matter; costs incurred related to the establishment of an endowment to the Akamai Foundation; transformation costs; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP operating margin – Non-GAAP income from operations stated as a percentage of revenue.

Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; gains and losses on legal settlements; costs from professional service providers related to a non-routine stockholder matter; costs incurred related to the establishment of an endowment to the Akamai Foundation; transformation costs; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; income and losses from equity method investment; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP net income per share – Non-GAAP net income divided by basic weighted average or diluted common shares outstanding. Basic weighted average shares outstanding are those used in GAAP net income per share calculations. Diluted weighted average shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transactions entered into in connection with the issuances of $1,150 million of convertible senior notes due 2027 and 2025. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, the company would receive a benefit from the note hedge transaction and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. With respect to the convertible senior notes due in each of 2027 and 2025, unless and until Akamai's weighted average stock price is greater than $116.18 and $95.10, respectively, the initial conversion price, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding.

Adjusted EBITDA – GAAP net income excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; gains and losses on legal settlements; costs from professional service providers related to a non-routine stockholder matter; costs incurred related to the establishment of an endowment to the Akamai Foundation; transformation costs; foreign exchange gains and losses; interest expense; amortization of capitalized interest expense; certain gains and losses on investments; income and losses on equity method investment; and other non-recurring or unusual items that may arise from time to time.

Adjusted EBITDA margin – Adjusted EBITDA stated as a percentage of revenue.

Capital expenditures, or capex, excluding stock-based compensation and interest expense – Purchases of property and equipment and capitalization of internal-use software development costs presented on an accrual basis, which differs from the cash-basis presentation included in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.

Impact of Foreign Currency Exchange Rate – Revenue and earnings from international operations have historically been an important contributor to Akamai's financial results. Consequently, Akamai's financial results have been impacted, and management expects they will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, when the local currencies of our foreign subsidiaries weaken, our consolidated results stated in U.S. dollars are negatively impacted.

Because exchange rates are a meaningful factor in understanding period-to-period comparisons, management believes the presentation of the impact of foreign currency exchange rates on revenue and earnings enhances the understanding of our financial results and evaluation of performance in comparison to prior periods. The dollar impact of changes in foreign currency exchange rates presented is calculated by translating current period results using monthly average foreign currency exchange rates from the comparative period and comparing them to the reported amount. The percentage change at constant currency presented is calculated by comparing the prior period amounts as reported and the current period amounts translated using the same monthly average foreign currency exchange rates from the comparative period.

Akamai Statement Under the Private Securities Litigation Reform Act
This release and/or our quarterly earnings conference call scheduled for later today contain information about future expectations, plans and prospects of Akamai's management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements about expected future financial performance. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, inability to continue to generate cash at the same level as prior years; change in stock price; failure of our investments in innovation to generate solutions that are accepted in the market; inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release and on such call represent Akamai's expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to the date of this press release.